ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2022
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

12.ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

As of December 31, 2022 and 2021, accounts payable and accrued liabilities consist of the following:

	2022	2021

Accounts Payable	$6,869,941	$4,777,435
Accrued Liabilities	12,183,677	2,418,664
Accrued Payroll and Related Liabilities	2,009,598	1,699,253
Sales Tax and Cannabis Taxes	1,270,572	1,319,652

Total Accounts Payable and Accrued Liabilities	$22,333,788	$10,215,004

The Company offers a customer loyalty rewards program that allows members to earn discounts on future purchases. Unused discounts earned by loyalty rewards program members are included in accrued liabilities and recorded as a sales discount at the time a qualifying purchase is made. The value of points accrued as of December 31, 2022 and 2021, was approximately $999,000 and $380,000, respectively.